                            SCHEDULE 14A INFORMATION
    PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to '240.14a-11(c) or '240.14a-12

                            EMERGE INTERACTIVE, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                           (eMerge Interactive Logo)
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 19, 2000
                             ---------------------

To Our Stockholders:

     The Annual Meeting of Stockholders of eMerge Interactive, Inc. will be held on Wednesday, July 19, 2000, at 2:30 p.m., Eastern Daylight Savings Time, at the Desmond Great Valley Hotel and Conference Center, One Liberty Boulevard, Malvern, PA. At the meeting, we will

     - elect seven directors;

     - request approval of a proposal to amend the eMerge Interactive, Inc. 1999 Equity Compensation Plan to increase the number of shares available for grant from 2,500,000 to 4,000,000; and

     - act upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only holders of record of class A common stock and class B common stock at the close of business on June 21, 2000, are entitled to notice of, and to vote at, the meeting and at any postponement or adjournment thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our offices for ten business days prior to the meeting.

     The address of our principal office is 10315 102nd Terrace, Sebastian, Florida 32958, and the phone number is (561) 589-7331.

By Order of the Board of Directors

/s/ KAREN M. KEATING
Karen M. Keating
Secretary

Sebastian, Florida
June 29, 2000

                            YOUR VOTE IS IMPORTANT.

PLEASE ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING BY COMPLETING,
  SIGNING, AND RETURNING YOUR PROXY CARD IN THE ENVELOPE PROVIDED, EVEN IF YOU
                          PLAN TO ATTEND THE MEETING.

        SENDING US YOUR PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON
                    AT THE MEETING SHOULD YOU WISH TO DO SO.

                            PROXY STATEMENT FOR THE

                      2000 ANNUAL MEETING OF STOCKHOLDERS

PROXY INFORMATION

     The accompanying proxy is solicited on behalf of our board of directors for use at our Annual Meeting of Stockholders to be held on Wednesday, July 19, 2000, at 2:30 p.m. Eastern Daylight Savings Time, or at any adjournment or adjournments thereof, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If properly signed and returned and not revoked, the proxy will be voted in accordance with the instructions it contains. The persons named in the accompanying proxy will vote the proxy for the board of director's slate of directors (Proposal 1) and for the amendment to the 1999 Equity Compensation Plan (Proposal 2) unless contrary instructions are given. At any time before it is voted, each proxy granted may be revoked by the stockholder by a later dated proxy, by written revocation addressed to our corporate secretary at eMerge Interactive, Inc., 10315 102nd Terrace, Sebastian, Florida 32958, or by voting by ballot at the Annual Meeting.

     This Proxy Statement, Notice of Annual Meeting of Stockholders and the accompanying proxy card will be mailed to stockholders on or about June 29, 2000.

COMMON STOCK, VOTING PROCESS AND QUORUM FOR MEETING

     Our class A common stock and class B common stock are the only classes of security entitled to vote at the Annual Meeting. Only holders of record of our class A common stock and class B common stock at the close of business on June 21, 2000, will be entitled to vote on all matters to come before the meeting. Each outstanding share of class A common stock entitles its holder to cast one vote for each matter to be voted upon. Each outstanding share of class B common stock entitles its holder to cast two and one-half votes for each matter to be voted upon. On June 21, 2000, there were 28,644,746 shares of class A common stock outstanding and entitled to vote at the Annual Meeting and 5,694,445 shares of class B common stock outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, the class A common stock and the class B common stock are collectively referred to herein as common stock.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated to determine whether or not a quorum is present. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on June 21, 2000, will constitute a quorum. All proxies representing shares that are entitled to vote at the meeting will be counted toward establishing a quorum, regardless of whether such proxies contain abstentions or broker non-vote notifications. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and have the effect of negative votes. A "withheld" vote is treated the same as an abstention. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.

SOLICITATION

     The cost of preparing, printing, and mailing the proxy materials will be borne by us. We may use the services of our officers and employees (who will receive no additional compensation) to solicit proxies. We do not anticipate hiring an agency to solicit votes at this time. We intend to request banks and brokers holding shares of our stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. We will reimburse banks, brokers, and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection with sending the proxy materials to the beneficial owners of our common stock.

                               PROPOSAL NUMBER 1

                             ELECTION OF DIRECTORS

     Directors are elected annually and serve a one-year term. There are seven nominees for election this year. Each nominee is currently serving as a director. Each nominee has consented to serve until the next annual meeting, if elected. If any director is unable to stand for re-election after distribution of this proxy statement, the board may reduce its size or designate a substitute. If the board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. You will find information on each nominee below.

     THE BOARD RECOMMENDS A VOTE FOR EACH NOMINEE. THE SEVEN NOMINEES WHO RECEIVE THE HIGHEST NUMBER OF AFFIRMATIVE VOTES WILL BE ELECTED AS DIRECTORS.

     CHARLES L. ABRAHAM, 44, has served as Chief Executive Officer and as a member of the board of directors of eMerge Interactive, Inc. since July 1998. From July 1997 until July 1998, Mr. Abraham was Vice President and General Manager with the Home Care Division of Nellcor Puritan Bennett Incorporated. From 1994 until July 1997, Mr. Abraham was Manager of the Global Vascular Business of General Electric Medical Systems, located in Paris, France.

     JOHN S. SCOTT, PH.D., 48, has served as Chairman of the Board of eMerge Interactive, Inc. since September 1994 and has served as Chief Executive Officer and Chairman of the Board of XL Vision, Inc. since its inception in May 1993. From August 1991 until July 1993, Dr. Scott was President of Lenzar Electro-Optics, Inc., a manufacturer of imaging devices. Dr. Scott also currently serves as Chairman of the Board of Who? Vision Systems, Inc., and is a director of ChromaVision Medical Systems, Inc., both of which are affiliated with Safeguard Scientifics, Inc.

     DOUGLAS A. ALEXANDER, 38, has served as a member of the board of directors of eMerge Interactive, Inc. since April 1999. Mr. Alexander is a managing director of Internet Capital Group, Inc., an affiliate of Safeguard Scientifics, Inc., Chairman of the Board of VerticalNet, Inc., a public company, and serves as a director of Arbinet Communications, Inc., Blackboard Inc., ComputerJob.com, Inc., Deja.com, Inc., LinkShare Corporation, SageMaker, Inc. and Star-Cite! Solutions, Inc., all of which are privately held companies that are affiliated with Internet Capital Group. Mr. Alexander co-founded Reality Online, Inc., a company that developed financial planning tools and online services aimed at the individual investor, and continued to serve as its President and Chief Executive Officer after its acquisition by Reuters Group PLC until September 1997.

     THOMAS C. LYNCH, 58, has served as a member of the board of directors of eMerge Interactive, Inc. since June 1997 and currently serves as the President, Chief Operating Officer and a member of the board of directors of CompuCom Systems, Inc., a public company which is affiliated with Safeguard Scientifics, Inc. From November 1995 until October 1998, Mr. Lynch held the position of Senior Vice President at Safeguard Scientifics, Inc. Mr. Lynch is also a director of Sanchez Computer Associates, Inc., an affiliate of Safeguard Scientifics, Inc., the Eastern Technology Council, and AFBA Life Insurance Company. From September 1994 until October 1995, Mr. Lynch was Director of the Navy Staff, where he was responsible for coordinating Navy defense issues. Prior to August 1994, Mr. Lynch held several positions in the United States Navy, including Superintendent of the U.S. Naval Academy.

     JOHN W. PODUSKA, SR., PH.D., 62, has served as a member of the board of directors of eMerge Interactive, Inc. since January 1997. Since 1992, Dr. Poduska has served as the Chairman of Advanced Visual Systems Inc., a provider of visualization software. From December 1989 until December 1991, Dr. Poduska was President and Chief Executive Officer of Stardent Computer Inc., a computer manufacturer. Dr. Poduska is also a member of the board of directors of Safeguard Scientifics, Inc., Cambridge Technology Partners (Massachusetts), Inc., an affiliate of Safeguard Scientifics, and Union Pacific Resources Group Inc., all public companies, and XL Vision, Inc., an affiliate of Safeguard Scientifics, Inc.

     ANTHONY A. IBARGUEN, 40, has served as a member of the board of directors of eMerge Interactive, Inc. since March 2000 and is the President of Professional Services and managing director of operations of Internet

Capital Group, Inc. Mr. Ibarguen joined Internet Capital Group, Inc. in 1999. From 1996 to 1999, he was President, Chief Operating Officer and Board Director of Tech Data Corporation, a Fortune 150 global technology products and services provider offering pre- and post-sale training and technical support, financing options, configuration and assembly services as well as a range of electronic commerce solutions. Prior to joining Tech Data, Mr. Ibarguen served as Executive Vice President of ENTEX Information Services Inc., a $2 billion PC Systems Integrator. He co-founded ENTEX in 1993 through the management-led buyout of JWP's Information Services Division. Mr. Ibarguen joined JWP Inc. in 1990 as Vice President of Business Development and previously worked as a Development Associate with Trammell Crow Company. He began his career at IBM Corporation where he held a variety of sales and marketing line and staff positions spanning a seven-year period. Mr. Ibarguen also serves on the board of directors of Smartdisk Corporation, Inc., a public company, and CommerceQuest, Inc.

     CHRISTOPHER J. DAVIS, 48, has served as a member of the board of directors of eMerge Interactive, Inc. since June 2000. Mr. Davis has held the position of Vice President, Strategic Development at Safeguard Scientifics, Inc. since March 2000. From September 1995 until March 2000, Mr. Davis was an independent consultant and private investor in several early stage technology-oriented companies. Prior to September 1995, he served as President and Chief Executive Officer of LFC Financial Corporation, a privately held merchant banking company engaged in complex financing transactions.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     We had no securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 during 1999. Therefore, no Section 16(a) filings were required by our officers, directors, or 10% or greater owners of our securities during 1999.

         INFORMATION CONCERNING THE OPERATION OF THE BOARD OF DIRECTORS

BOARD MEETINGS AND COMMITTEES

     During the year ended December 31, 1999, there were six meetings of the board of directors. The board had two standing committees during 1999 -- the audit committee and the compensation committee. Each director attended at least 75% of the total number of meetings of the board, with the exception of Messrs. Alexander and Lynch, who attended 60% and 33% of the board meetings, respectively.

  Audit Committee

     Our audit committee consists of three independent directors, Douglas A. Alexander, John W. Poduska, Sr. and Christopher Moller, who is not standing for re-election. The audit committee reviews the scope and result of the audit and other services provided by our independent auditors and reviews and evaluates our internal control functions. There were no meetings held by the audit committee during 1999.

  Compensation Committee

     Our compensation committee currently consists of two directors who are non-employee directors. During 1999, the compensation committee consisted of John S. Scott, Thomas C. Lynch and E. Michael Forgash, who is not standing for re-election. The compensation committee evaluates and approves the compensation and benefits for our executive officers, administers our equity compensation plans, and makes recommendations to the board regarding such matters. Actions undertaken by the committee during the period were approved via unanimous consents.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee is responsible for determining salaries, incentives and other forms of compensation for our directors, officers and other employees and administering various incentive compensation and benefit plans. During fiscal year 1999, the compensation committee consisted of Dr. Scott and

Messrs. Forgash and Lynch. Dr. Scott is the Chief Executive Officer and Chairman of the Board of XL Vision and Mr. Forgash was an officer at Safeguard Scientifics until his resignation in March 2000. At the end of fiscal year 1999, we owed XL Vision and Safeguard Scientifics $1.7 million and $10.3 million, respectively.

DIRECTOR COMPENSATION

     We reimburse each member of our board for out-of-pocket expenses incurred in connection with attending board meetings. We do not pay our directors cash compensation for attending meetings of the board and committee meetings. Directors are eligible to receive options to purchase common stock under our equity compensation plans. All grants are discretionary and may vary as to the number of shares. In March 1999, the board granted Dr. Poduska an option to purchase 31,250 shares of common stock under our 1996 Equity Compensation Plan at an exercise price of $1.60 per share. In April 1999, the board granted Mr. Alexander an option to purchase 100,000 shares of common stock under our 1996 Equity Compensation Plan at an exercise price of $2.40 per share. Each of the options vests 25% each year commencing on the first anniversary of the grant and has a term of 10 years.

                             EXECUTIVE COMPENSATION

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors is composed of at least two directors who are non-employees of the company (see the section entitled "Board Committees" in this Proxy Statement). The committee is responsible for setting and administering the policies that govern both the annual compensation and benefits programs for our executive officers as well as our equity compensation plans.

     We use cash and stock-based compensation for three purposes: (1) to focus executives on short- and long-term business strategy; (2) to reward individual and corporate performance; and (3) to align our executives' interests with those of stockholders. Ultimately, the goal is to maximize the success of the company. As detailed in the Summary Compensation Table contained in this Proxy Statement, a substantial portion of our executives' compensation is variable and linked to performance.

CASH COMPENSATION

     Our goal for cash compensation is to pay competitive base salaries, coupled with a possible incentive bonus based on the achievement of annual objectives, and to award stock options to motivate the building of stockholder wealth and align the interests of our employees with those of our stockholders.

BASE SALARY

     Base salary initially is established for new executives on the basis of subjective factors, including experience, individual achievements and the level of responsibility to be assumed. Base salary increases, if any, for executive officers are determined annually by the committee based on subjective factors, including the individual performance of the executive officer, maintaining an appropriate scale among the executive officers based on relative positions and responsibilities, and the competitiveness of the labor market. The budgeted salary increase for all employees is also considered in determining base salary increases for executive officers.

  1999 base salary for Mr. Abraham and the other named executive officers

     Mr. Abraham's base salary was determined when he was appointed Chief Executive Officer in April 1998. There was no salary increase in 1999. Base pay and salary increases for 1999 for the other named executive officers were determined by considering the subjective factors discussed previously.

MANAGEMENT INCENTIVE PLAN

     Annual cash incentive awards are granted by the committee to executive officers based on corporate and individual performance. Awards to key executives are based on subjective factors, including the comparative impact of the individual's position to the overall corporate results as measured by the position level, base salary of the individual, and the degree to which such individual is able to affect the group or overall corporate results.

  1999 incentive bonuses for Mr. Abraham and the other named executive officers

     Mr. Abraham was paid an incentive bonus of $35,000 during 1999 based on the achievement of the company's business objectives for 1998. Incentive bonuses paid in 1999 for the other named executive officers were determined based on the same factors.

STOCK-BASED COMPENSATION

     The committee uses the equity compensation plan to attract and retain able employees by awarding stock options. The committee and management believe that broad and deep employee stock ownership effectively motivates the building of stockholder wealth and aligns the interests of employees with those of the stockholders. Awards are made to employees, advisors and consultants, and non-employee directors who are responsible for the growth and sound development of the company's business. Stock options are granted by the committee to the executive officers and other employees based on subjective factors, including their potential impact on corporate results and on their individual performance. The size of stock option grants to the Chief Executive Officer and other executive officers is periodically reviewed against option grants made by other companies of similar size and background.

  1999 Stock Option Grants

     The committee granted stock options in 1999 to certain of its new executives and also granted options to certain executives for performance during 1999. The relative number of options granted was based on each person's responsibilities and their individual performance.

SUMMARY

     The committee is satisfied that the compensation and incentive plans provided to the Chief Executive Officer and the other executive officers of the company are structured and operated so as to support the company's business strategy and to create strong linkage and alignment with the long-term best interests of the company and its stockholders. The committee will periodically reevaluate these programs to ensure they continue to do so.

Compensation Committee:
John S. Scott, Ph.D.
Thomas C. Lynch

                           SUMMARY COMPENSATION TABLE

     The table below provides information concerning the compensation the company paid to our chief executive officer and each other executive officer who was paid compensation greater than $100,000 in 1999.

                                                                           LONG-TERM
                                                                          COMPENSATION
                                                                          ------------
                                                 ANNUAL COMPENSATION       SECURITIES
                                              -------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                   YEAR    SALARY     BONUS    OPTIONS/SARS   COMPENSATION
---------------------------                   ----   --------   -------   ------------   ------------
Charles L. Abraham..........................  1999   $175,791   $35,000          --        $30,248
  Chief Executive Officer                     1998     84,469        --     750,000         41,878
T. Michael Janney...........................  1999    136,744     5,625      31,250          3,771
  Chief Financial Officer and Treasurer
Scott L. Mathews............................  1999    113,136    50,000     225,000         65,935
  President and Chief Operating Officer
Marvin L. Slosman...........................  1999    144,517    18,670      31,250         48,309
  Executive Vice President, Sales

     The amount appearing in the All Other Compensation column consists of the following for each of the named executive officers:

     - Mr. Abraham: $13,714 for reimbursement of relocation expenses, $11,050 for car allowance and $5,484 for 401(k) employer contributions and term life insurance

     - Mr. Janney: $3,771 for 401(k) employer contributions and term life insurance

     - Mr. Mathews: $63,435 for relocation expenses and $2,500 for 401(k) employer contributions and term life insurance

     - Mr. Slosman: $46,586 for relocation expenses and $1,723 for 401(k) employer contributions and term life insurance.

                     OPTION GRANTS DURING LAST FISCAL YEAR

     The following table provides information regarding options granted in 1999 to the executive officers named in the Summary Compensation Table. The values listed represent the hypothetical gains that could be achieved from the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date based upon the grant price.

                                                                                        POTENTIAL REALIZABLE VALUE
                                             INDIVIDUAL GRANTS                          AT ASSUMED ANNUAL RATES OF
                       -------------------------------------------------------------   STOCK PRICE APPRECIATION FOR
                        NUMBER OF SHARES      PERCENTAGE      EXERCISE                          OPTION TERM
                       UNDERLYING OPTIONS      OF TOTAL         PRICE     EXPIRATION   -----------------------------
NAME                        GRANTED         OPTIONS GRANTED   ($/SHARE)      DATE              5%             10%
----                   ------------------   ---------------   ---------   ----------   ------------------   --------
Charles L. Abraham...            --                --              --           --                --              --
                            -------              ----           -----      -------          --------        --------
T. Michael Janney....        31,250               2.2%          $2.40      4/21/09          $ 47,167        $119,531
                            -------              ----           -----      -------          --------        --------
Scott L. Mathews.....       225,000              15.9            2.40      4/21/09           339,603         860,621
                            -------              ----           -----      -------          --------        --------
Marvin L. Slosman....        31,250               2.2            2.40      4/21/09            47,167         119,531
                            -------              ----           -----      -------          --------        --------

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table provides information concerning year end option values for fiscal 1999 for the executive officers named in the Summary Compensation Table. The value of unexercised in-the-money options is calculated based on an assumed value equal to our initial public offering price of $15.00 per share.

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                 OPTIONS AT FISCAL YEAR END        AT FISCAL YEAR END
                               ACQUIRED ON    VALUE     ---------------------------   ---------------------------
NAME                            EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   --------   -----------   -------------   -----------   -------------
Charles L. Abraham...........    37,500      $60,000      150,000        562,500      $2,130,000     $7,987,500
                                 ------      -------      -------        -------      ----------     ----------
T. Michael Janney............     3,313       33,788       82,625        101,563       1,160,775      1,404,690
                                 ------      -------      -------        -------      ----------     ----------
Scott L. Mathews.............        --           --       56,250        168,750         708,750      2,126,250
                                 ------      -------      -------        -------      ----------     ----------
Marvin L. Slosman............        --           --       85,938        101,563       1,207,815      1,404,690
                                 ------      -------      -------        -------      ----------     ----------

EMPLOYMENT, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Charles L. Abraham holds the position of Chief Executive Officer and receives an annual salary of $175,000 per year, subject to adjustment in the discretion of the compensation committee, and a bonus of up to 40% of his base salary each year based on performance objectives established by the board. Mr. Abraham will receive continued salary and benefits for a period of six months if his employment is terminated without cause. Mr. Abraham also received options to purchase 750,000 shares of common stock at $0.80 per share, of which 25% or 187,500 shares, vested on the day of grant with the remaining options vesting in three annual installments of 25% each. If the company experiences a change of control, 100% of the options will automatically vest.

     T. Michael Janney holds the position of Chief Financial Officer and receives an annual salary of $150,000 per year, subject to adjustment in the discretion of the compensation committee, and a bonus of up to 30% of his base salary each year based on performance objectives established by the board. Mr. Janney will receive continued salary and benefits for a period of six months if his employment is terminated without cause. Mr. Janney also received options to purchase 156,250 shares of common stock at $0.80 per share and 31,250 shares of common stock at $2.40 per share. These options vested 25% on the day of grant with the remaining options vesting in three annual installments of 25% each. If the company experiences a change of control, 100% of the options will automatically vest.

     Scott L. Mathews holds the position of President and Chief Operating Officer and receives an annual salary of $160,000 per year, subject to adjustment in the discretion of the compensation committee, and a bonus of up to 40% of his base salary each year based on performance objectives established by the board. Mr. Mathews will receive continued salary and benefits for a period of six months if his employment is terminated without cause. Mr. Mathews also received options to purchase 225,000 shares of common stock at $2.40 per share. These options vested 25% on the day of grant with the remaining options vesting in three annual installments of 25% each. If the company experiences a change of control, 100% of the options will automatically vest.

     Until May 2000, Marvin L. Slosman held the position of Executive Vice President of Sales. Mr. Slosman received an annual salary of $150,000 per year, subject to adjustment in the discretion of the compensation committee, and a bonus of up to 40% of his base salary each year based on performance objectives established by the board. Mr. Slosman also received options to purchase 156,250 shares of common stock at $0.80 per share and 31,250 shares of common stock at $2.40 per share. Pursuant to a separation agreement, Mr. Slosman will remain employed by us and receive continued salary and benefits through November 2000. Mr. Slosman will also retain rights to purchase 83,750 option shares vested at the time of his resignation as well as 39,063 option shares vesting through September 2000. We will accelerate the vesting of the remaining 54,687 option shares held by Mr. Slosman and he will retain the rights to then purchase all vested option shares in accordance with the terms of his stock option agreements and the terms of the Amended and Restated 1996 Equity Compensation Plan.

PERFORMANCE GRAPH

     The company had no securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 during 1999. Therefore, performance comparisons of our securities as of the end of the 1999 fiscal year are precluded.

        SECURITY OWNERSHIP AND CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our common stock as of May 31, 2000 by:

     - Each person or entity who is known by us to beneficially own more than 5% of our outstanding common stock;

     - Each of the executive officers named in the Summary Compensation Table;

     - Each of our directors; and

     - All directors and executive officers as a group.

     A person has beneficial ownership of shares if the individual has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person beneficially owns shares underlying options or warrants that are presently exercisable or will become exercisable within 60 days of May 31, 2000. Applicable percentage ownership in the following table is based on 33,094,612 shares of common stock outstanding as of May 31, 2000.

                                                                                 SHARES
                                                                              BENEFICIALLY
                                               OUTSTANDING       OPTIONS         OWNED
                                                  SHARES       EXERCISABLE      ASSUMING
                                               BENEFICIALLY     WITHIN 60     EXERCISE OF     PERCENT OF
                    NAME                          OWNED           DAYS          OPTIONS         SHARES
                    ----                       ------------    -----------    ------------    ----------
Safeguard Scientifics, Inc...................   20,866,068      1,138,889      22,004,957       64.3%
  800 The Safeguard Building
  435 Devon Park Drive
  Wayne, PA 19087(1)
Internet Capital Group, Inc..................   20,866,068      1,138,889      22,004,957        64.3
  435 Devon Park Drive
  Building 600
  Wayne, PA 19087(2)
XL Vision, Inc...............................    5,533,125              0       5,533,125        16.7
  10315 102nd Terrace
  Sebastian, FL 32958(3)
Technology Leaders I.........................      854,062         74,442         928,504         2.8
  435 Devon Park Drive
  Building 700
  Wayne, PA 19087(4)(6)
Technology Leaders II........................      920,000              0         920,000         2.8
  435 Devon Park Drive
  Building 700
  Wayne, PA 19087(5)(6)

                                                                                 SHARES
                                                                              BENEFICIALLY
                                               OUTSTANDING       OPTIONS         OWNED
                                                  SHARES       EXERCISABLE      ASSUMING
                                               BENEFICIALLY     WITHIN 60     EXERCISE OF     PERCENT OF
                    NAME                          OWNED           DAYS          OPTIONS         SHARES
                    ----                       ------------    -----------    ------------    ----------
Charles Abraham..............................       67,500        463,750         531,250         1.6
Douglas A. Alexander.........................            0         25,000          25,000           *
Christopher J. Davis.........................        1,000              0           1,000           *
Anthony A. Ibarguen..........................            0              0               0           *
T. Michael Janney............................        3,313         90,435          93,748           *
Thomas C. Lynch..............................       36,795              0          36,795           *
Scott L. Mathews.............................            0        112,500         112,500           *
John W. Poduska, Sr., Ph.D...................       85,450              0          85,450           *
John S. Scott, Ph.D.(7)......................       25,000              0          25,000           *
Marvin Slosman...............................       10,000         83,750          93,750           *
Executive officers and directors as a group
  (11 persons)...............................      229,058        826,060       1,055,118         3.1

---------------

The symbol * means that the percentage is less than 1%.

(1) Includes 8,083,334 shares beneficially owned by Internet Capital Group, Inc. ("ICG"), 2,460,515 shares owned by Safeguard Delaware, Inc. ("SDI"), 4,153,921 shares owned by Safeguard Scientifics (Delaware), Inc. ("SSD"), 5,533,125 shares beneficially owned by XL Vision, Inc., a corporation that Safeguard may be deemed to control, and 1,774,062 shares beneficially owned by Technology Leaders Management, Inc. ("TLM"). SDI, SSD and TLM are wholly owned subsidiaries of Safeguard. Safeguard, SDI and SSD each has shared voting and dispositive power with respect to the shares held by each of SDI and SSD because Safeguard is the sole stockholder of each of SDI and SSD. The shares beneficially owned by TLM are held through various partnerships of which TLM is a general partner and may be deemed to control. Safeguard and ICG have entered into a joint venture agreement that, among other things, governs how the shares of our common stock that are beneficially owned by each of them will be voted. Of the 5,533,125 shares beneficially owned by XL Vision, Inc., 120,721 may be acquired by SDI, 34,757 shares may be acquired by Technology Leaders L.P., and 39,685 shares may be acquired by Technology Leaders MI Corp. in payment of a portion of various outstanding notes of XL Vision, Inc.; 340,000 shares may be acquired upon conversion of debt of XL Vision by Safeguard 98 Capital L.P., a Delaware limited partnership of which SDI is the sole general partner; and 160,000 shares may be acquired by an unrelated third party upon conversion of debt of XL Vision. The shares beneficially owned by Safeguard include 10,000 shares subject to an option granted by Safeguard to a third party.
(2) Includes 13,921,623 shares beneficially owned by Safeguard. Safeguard and ICG have entered into a joint venture agreement that, among other things, governs how the shares of our common stock that are beneficially owned by each of them will be voted. Also includes 1,250,000 shares of class A common stock, 5,694,445 shares of class B common stock, and a warrant to purchase 1,138,889 shares of class B common stock held by 1999 Internet Capital L.P. ("ICG LP"), a Delaware limited partnership of which ICG's wholly owned subsidiary, ICG Holdings, Inc., is the sole general partner. ICG, ICG LP and ICG Holdings each has shared voting and dispositive power with respect to the shares held by ICG LP because ICG is the sole stockholder of ICG Holdings and ICG Holdings is the sole general partner of ICG LP.
(3) Includes 3,058,125 shares owned by XL Partners, L.P., 500,000 shares that are subject to an option to holders of its 6% convertible subordinated notes, 75,000 shares that are subject to options granted to certain XL Vision employees, and 195,163 shares that XL Vision has an obligation to transfer to SDI, Technology Leaders L.P. and Technology Leaders MI Corp. in payment of a portion of various outstanding notes. XL Vision, Inc. is the sole general partner of XL Partners, L.P.

(4) Technology Leaders I consists of Technology Leaders L.P. and Technology Leaders Offshore C.V. Technology Leaders Management L.P., the sole general partner of Technology Leaders L.P. and a co-general partner of Technology Leaders Offshore C.V. exercises, through its executive committee, sole investment, voting and dispositive power with respect to the Shares owned by such entities. Of the 854,062 Shares beneficially owned by Technology Leaders I, 398,761 Shares are owned by Technology Leaders L.P. and 455,301 Shares are owned by Technology Leaders MI Corp., a wholly owned subsidiary of Technology Leaders Offshore C.V. Also includes 34,757 shares that may be acquired by Technology Leaders L.P. and 39,685 shares that may be acquired by Technology Leaders MI Corp. in payment of a portion of various outstanding notes of XL Vision, Inc.
(5) Technology Leaders II consists of Technology Leaders II L.P. and Technology Leaders II Offshore C.V. Technology Leaders II Management L.P., the sole general partner of Technology Leaders L.P. and a co-general partner of Technology Leaders Offshore C.V. exercises, through its executive committee, sole investment, voting and dispositive power with respect to the Shares owned by such entities. Of the 920,000 Shares beneficially owned by Technology Leaders II, 512,716 Shares are owned by Technology Leaders II L.P. and 407,284 Shares are owned by Technology Leaders II Offshore C.V.
(6) Technology Leaders L.P., Technology Leaders Offshore C.V., Technology Leaders Management L.P., Technology Leaders MI Corp., Technology Leaders II L.P., Technology Leaders II Offshore C.V., and Technology Leaders II Management L.P. may be deemed to be members of a group for purposes of Sections 13(d) and 13(g) of the Securities Exchange Act of 1934. Technology Leaders I disclaims beneficial ownership of the securities owned by Technology Leaders II and Technology Leaders II disclaims beneficial ownership of the securities owned by Technology Leaders I.
(7) John S. Scott, Ph.D. is Chief Executive Officer and Chairman of the Board of XL Vision, and disclaims beneficial ownership of the 5,533,125 shares held by XL Vision.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Equity and Debt Financial Agreements with XL Vision

     We were incorporated in September 1994 as a subsidiary of XL Vision, Inc., a private company that provides strategic, technical and business support to create imaging-related technology companies. From inception through June 1999, we funded our operating and investing cash requirements principally through private placements of common stock and preferred stock and from borrowings from XL Vision. As of May 31, 2000, XL Vision owned 16.7% of our common stock.

     In July 1997, we signed a subordinated purchase money note with XL Vision for $4.4 million related to the transfer of infrared technology to the Company. Approximately $1.4 million was outstanding under the notes as of December 31, 1999. This balance was paid in full with the proceeds we received from our initial public offering in February 2000.

     In December 1998, we issued 2,400,000 shares of series B junior preferred stock to XLVision, one of our significant stockholders, at a purchase price of $2.00 per share. As payment for the shares, XL Vision cancelled our debt of $4.8 million, which represented working capital expenditures previously funded by XL Vision. As a result of that transaction, XL Vision's ownership of our common stock increased from 22.0% to 35.8% as of December 1998. Also during 1998, XL Vision canceled $7.5 million of debt, which represented working capital expenditures previously funded by XL Vision, as a contribution of debt to equity. The shares of series B preferred stock were converted into 3,000,000 shares of class A common stock concurrent with our initial public offering.

     In January 1999, we signed a revolving promissory note with XL Vision for up to $3.0 million, of which approximately $232,000 was outstanding as of December 31, 1999. The revolving promissory note bore interest at the prime lending rate plus 1% and was paid in full with the proceeds received from our initial public offering.

  Equity and Debt Financing Agreements with Affiliates of Safeguard Scientifics, Inc.

     In April 1999, we signed two promissory notes, totaling $1.1 million with Safeguard Delaware, a wholly-owned subsidiary of Safeguard Scientifics and the sole general partner of Safeguard XL Capital and Safeguard 99 Capital L.P., two of our significant stockholders. Safeguard Scientifics beneficially owns approximately 42% of the outstanding shares of capital stock of XL Vision. These promissory notes were paid in full with the proceeds received from the sale of our series C preferred stock.

     In May 1999, we issued 1,000,000 shares of series C preferred stock to Safeguard 99 Capital L.P., an affiliate of Safeguard Scientifics, at a price of $5.00 per share. The shares of series C preferred stock converted into 1,250,000 shares of class A common stock concurrent with our initial public offering.

     In July 1999, we signed a revolving promissory note with Safeguard Delaware for up to $3.0 million. At September 30, 1999, Safeguard Delaware had advanced $3.0 million. The revolving promissory note bore interest at the prime lending rate plus 1% and was paid in full with the proceeds received from our initial public offering.

     In August 1999, we signed a demand note with Safeguard Delaware in the principal amount of $2.5 million. The note bore interest at the prime rate plus 1% was payable on demand. In September 1999, we signed a demand note with Safeguard Delaware in the principal amount of $2.0 million. The note bore interest at the prime rate plus 1% was payable on demand. In October 1999, we signed a demand note with Safeguard Delaware in the principal amount of $2.5 million. The note bore interest at the prime rate plus 1% was payable on demand. In October 1999, we cancelled these outstanding notes in exchange for a note in the amount of $7.1 million. As of December 31, 1999, we owed a total of approximately $10.3 million to Safeguard Delaware. This balance was paid in full with the proceeds received from our initial public offering.

  Issuance of Preferred Stock and a Warrant to Internet Capital Group, Inc.

     On November 16, 1999, we issued 4,555,556 shares of series D preferred stock and a warrant to purchase 1,138,889 shares of class B common stock for the aggregate consideration of $38.8 million to Internet Capital Group, Inc.

     We received $18.0 million of the total purchase price in cash and $23.0 million in the form of a promissory note. The note will be due and payable one year after its issue and does not bear interest. The note is secured by 3,194,445 shares of class B common stock, which Internet Capital Group received upon conversion of its series D preferred stock in connection with our initial public offering. Interest on the promissory note was imputed at 9.5% and amounts to $2.2 million over the life of the note.

     The series D preferred stock automatically converted into shares of class B common stock concurrent with our initial public offering. The class B common stock is entitled to two and one-half votes per share. The warrant expires three years from the date of issuance and is exercisable at $15 per share. The class B common stock automatically converts into class A common stock upon transfer by Internet Capital Group to a non-affiliated party.

     Douglas A. Alexander, one of our directors, is an executive officer of Internet Capital Group. Anthony A. Ibarguen, also one of our directors, is a managing director of Internet Capital Group. Additionally, Safeguard Scientifics beneficially owns 13.6% of the outstanding shares of common stock of Internet Capital Group as of May 31, 2000.

     Internet Capital Group and Safeguard Scientifics are parties to a joint venture agreement under which each has agreed to:

     - Use best efforts to agree and vote on a course of action that is in the best interest of both parties in all matters submitted to the stockholders for approval;

     - Vote its shares for the election of two designees of Safeguard Scientifics and two designees of Internet Capital Group in any election of directors of eMerge Interactive, Inc.;

     - Offer shares of our stock to the other party at the fair market price of the shares before offering the shares to any unaffiliated party, other than in a sale of all of its shares; and

     - Discuss its intentions with the other party before selling all of its shares to an unaffiliated party and use its best efforts to provide the other party with the opportunity to purchase or participate in the purchase of the shares.

     Together, Internet Capital Group and Safeguard Scientifics beneficially own 64.3% of our capital stock and as a result control approximately 73% of the voting power of our capital stock as of May 31, 2000.

  Service Agreements with XL Vision and Safeguard Scientifics, Inc.

     We have contractual service agreements with XL Vision and Safeguard Scientifics. Under an administrative services agreement dated December 15, 1997, as amended on August 17, 1999, XL Vision and Safeguard Scientifics provide us with management consultation, investor relations, financial management, human resource management, legal services, insurance programs, and administrative services. We pay a fee pursuant to a formula that is based on a percentage of our revenue, not to exceed $300,000 annually. The fee is not due until we achieve positive cash flow from operations. We owe XL Vision and Safeguard Scientifics each $26,600 for fiscal 1999. The agreement with XL Vision, Inc. extends through December 31, 2002, and continues unless terminated by either party. The agreement with Safeguard Scientifics, Inc. was terminated effective April 1, 2000.

     Under a direct charge administrative services agreement dated April 14, 1997, XL Vision also provides us with management services on a time and materials basis. We owe XL Vision $455,000 for fiscal 1999. This agreement continues on a month-to-month basis, and may be terminated at any time by either party.

  Real Estate Lease with XL Vision

     We currently lease our facilities in Sebastian, Florida from XL Vision, Inc., which leases the entire facility from XL Realty, Inc., a subsidiary of Safeguard Scientifics. We believe that the rent that we pay pursuant to the lease is consistent with the market rent for similar space in the area. The lease terminates on January 1, 2001, and we will have the option to renew the lease for an additional one-year term.

  Loan Agreement with Mr. Abraham

     On January 28, 2000, we entered into a term note with Charles L. Abraham, our Chief Executive Officer, under which Mr. Abraham borrowed $100,000. The proceeds of the loan were used to finance the exercise of options to purchase 30,000 shares of our common stock and to pay related taxes. The note bore interest at the prime lending rate plus 1% and was payable on the earlier of the second anniversary of the date of the note or the date on which Mr. Abraham received a bonus from us relating to the successful completion of our initial public offering. The note was secured by shares of our common stock owned by Mr. Abraham pursuant to a pledge agreement. On April 18, 2000, the note was paid in full when Mr. Abraham received a bonus from us relating to the successful completion of our initial public offering.

                                   PROPOSAL 2

         ADOPTION OF AN AMENDMENT TO THE 1999 EQUITY COMPENSATION PLAN

BACKGROUND

     The 1999 Equity Compensation Plan (the 1999 Plan) became effective on, and was adopted by our Board on, April 22, 1999, and was approved by our stockholders on May 10, 1999. Our Board has approved and recommended to the stockholders that they approve an amendment to increase the number of shares authorized for issuance under the 1999 Plan from 2,500,000 to 4,000,000 shares.

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1999 PLAN. Approval of this amendment requires a majority of the votes cast at a meeting at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy, and voting on the amendment.

PURPOSE OF THE 1999 PLAN

     The 1999 Plan provides participants with an opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. We have historically granted incentive stock options and nonqualified stock options with an exercise price that generally has been equal to the fair market value on the grant date. We most likely will continue to do so in the future. However, to remain competitive and to be able to continue attracting and retaining outstanding employees, directors, consultants and advisors, our 1999 Plan provides the flexibility for other types of grants. The purpose of the 1999 Plan is to encourage the participants to contribute to our growth, thus benefiting our stockholders, and aligning the economic interests of the participants with those of our stockholders. The 1999 Plan is not a tax-qualified plan under section 401(a) of the Internal Revenue Code (the Code) and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SHARES SUBJECT TO THE 1999 PLAN

     The 1999 Plan, as amended, authorizes the issuance of up to 4,000,000 shares of our common stock, subject to adjustment as discussed below. The maximum number of shares that may be granted to any individual under the 1999 Plan during any calendar year is 625,000 shares. Shares of common stock issued under the 1999 Plan may be authorized but unissued shares or may be reacquired shares, including shares purchased by us on the open market. If options or stock appreciation rights granted under the plan terminate, expire or are canceled, forfeited, exchanged or surrendered without being exercised, or if a restricted stock award or performance unit is forfeited, those shares will again be available for purposes of the 1999 Plan.

     There are no current plans to authorize any specific grants under the 1999 Plan from the additional 1,500,000 shares that were authorized. After giving effect to the increase in the number of authorized shares in the plan, at June 21, 2000, of the 4,000,000 shares authorized for issuance, 9,375 shares have been issued upon exercise of options, 1,957,226 shares are subject to options outstanding under the plan, and 2,033,399 shares remain available for future issuance. The closing price of a share of our common stock on June 21, 2000, was $17.8125.

ADMINISTRATION OF THE 1999 PLAN

     The 1999 Plan is administered by the compensation committee of the Board, which is currently composed of John S. Scott and Thomas C. Lynch. The committee has the authority to administer and interpret the 1999 Plan. Specifically, the committee is authorized to

     - determine the individuals to whom grants will be made,

     - determine the type, size and terms of the grants,

     - determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability,

     - make factual determinations and adopt or amend appropriate rules, regulations, agreements, and instruments for implementing the 1999 Plan, and

     - deal with any other matters arising under the plan.

ELIGIBILITY FOR PARTICIPATION AND GRANTS

     Those eligible to receive grants under the 1999 Plan are all of our employees and employees of our subsidiaries, individuals to whom we have offered employment, non-employee directors, and our advisors and advisors of our subsidiaries. As of May 31, 2000, there were approximately 190 employees and 6 non-employee directors currently eligible to receive grants.

     Grants may consist of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, and performance units. All grants are subject to the terms and conditions of the 1999 Plan.

     Grants will continue to vest and remain exercisable as long as a participant remains in our service, and may be exercisable for a period of time after termination of service. In determining whether a participant will be considered to have terminated service for purposes of exercising options and stock appreciation rights and satisfying conditions with respect to restricted stock and performance units, a participant will not be considered to have terminated service until the participant ceases to serve as an employee, advisor or member of the board. The committee may waive or modify these termination provisions.

STOCK OPTIONS

     Grant of Stock Options. The committee may grant options qualifying as incentive stock options only to employees. The committee may grant nonqualified stock options to any participant. Grants to employees may be made in any combination of incentive stock options and nonqualified stock options.

     Option Price. The option exercise price is determined by the committee at the time of grant. To qualify as an incentive stock option, the exercise price may not be less than the fair market value of our common stock at the time of grant. Also, the value (determined as of the grant date) of any incentive stock options held by a participant that become exercisable for the first time during any calendar year cannot exceed $100,000. If a grantee owns stock having more than 10% of our voting power, the exercise price of an incentive stock option may not be less than 110% of the fair market value of our common stock on the date of grant.

     Term and Exercisability of Stock Options. The committee determines the term of stock options granted under the 1999 Plan, although the term may not exceed ten years from the date of grant. If a grantee owns stock having more than 10% of our voting power, the term of the incentive stock option may not exceed five years from the date of grant. The committee determines how stock options will become exercisable and may accelerate the exercisability at any time for any reason.

     Manner of Exercise of Stock Options. To exercise a stock option, a grantee must deliver an exercise notice specifying the number of shares to be purchased together with payment of the option exercise price. The exercise price may be paid in any of the following ways:

     - in cash,

     - by delivering shares of our common stock already owned by the participant having a fair market value equal to the exercise price,

     - payment through a broker, or

     - any other method of payment the committee may approve.

     For a nonqualified stock option, we are also required to withhold applicable taxes. If approved by the committee, the income tax withholding obligation may be satisfied by withholding shares of an equivalent market value.

     Shares of common stock tendered in payment of the exercise price must have been held by the participant long enough to avoid adverse accounting consequences to us.

     Termination of Stock Options as a Result of Termination of Employment, Disability or Death. Generally, exercisable stock options will remain exercisable for a period of time following termination of service as follows:

     - one year following termination of service if an individual is disabled, dies, or dies within 90 days after termination of service without cause or

     - 90 days following termination of service for any other reason other than cause.

     The committee may provide for different termination provisions. Options which are not exercisable at the termination of service are terminated as of that date.

     If service is terminated for cause, all stock options held by a participant will cease to be exercisable on the date of termination. In addition, all shares underlying exercised options will be forfeited upon refund by us of the exercise price for such shares.

RESTRICTED STOCK GRANTS

     The committee may provide a participant with an opportunity to acquire shares of our common stock contingent upon his or her continued service or the satisfaction of other criteria. Restricted stock differs from a stock option in that a participant must make an immediate decision whether to make an investment in the stock. The committee determines the amount to be paid for the stock or may decide to grant the stock for no consideration. The committee may specify that the restrictions will lapse over a period of time or according to any other factors or criteria. If a participant's service terminates during the period of any restrictions, the restricted stock grant will terminate with respect to all shares as to which the restrictions on transfer have not lapsed unless the committee provides for an exception to this requirement. Until the restrictions on the transfer have lapsed, a participant may generally not dispose of the shares of common stock to which the restriction applies. All restrictions lapse upon the expiration of the applicable restriction period. Unless the committee determines otherwise, however, during the restriction period the participant has the right to vote restricted shares and receive any dividends or other distributions paid on them, subject to any restrictions specified by the committee.

STOCK APPRECIATION RIGHTS

     The committee may provide a participant with the right to receive a benefit measured by the appreciation in a specified number of shares of our common stock over a period of time. The amount of this benefit is equal to the difference between the fair market value of the stock on the exercise date and the base amount of the stock appreciation right (SAR). Generally, the base amount of a SAR is equal to the per share exercise price of the related stock option or, if there is no related option, the fair market value of a share of our common stock on the date the SAR is granted. The committee may pay this benefit in cash, in stock, or any combination of the two.

     The committee may grant a SAR either separately or in tandem with all or a portion of a stock option. SARs may be granted when the stock option is granted or later while it remains outstanding, although in the case of an incentive stock option, SARs may be granted only at the time the option is granted. Tandem SARs may not exceed the number of shares of common stock that the participant may purchase upon the exercise of the related stock option during the period. Upon the exercise of a stock option, the SARs relating to the common stock covered by the stock option terminate. Upon the exercise of SARs, the related stock option terminates to the extent of an equal number of shares of common stock.

     SARs are subject to the same termination on death, disability or termination of service provisions as stock options. The committee may accelerate the exercisability of any or all outstanding SARs.

PERFORMANCE UNITS

     The committee may grant performance units to a participant representing a right to receive an amount based on the value of the performance unit if the performance goals established by the committee are met. A performance unit will be based on the fair market value of a share of our common stock or on any other measurement base that the committee deems appropriate. The committee will determine the number of performance units to be granted, the requirements applicable to the performance units, the period during which the performance will be measured, the performance goals applicable to the performance units, and any other conditions that the committee deems appropriate. At the end of each performance period, the committee will determine to what extent the performance goals and other conditions of the performance unit have been met and the amount, if any, to be paid with respect to the performance units. Payments may be made in cash, in common stock, or in a combination of the two, as determined by the committee. Unless the committee provides for a complete or partial exception, performance units are forfeited if the conditions of the grant are not met or if the participant terminates service.

QUALIFIED PERFORMANCE-BASED COMPENSATION

     The committee may designate performance units and restricted stock granted to an employee as qualified performance-based compensation under section 162(m) of the Code upon the establishment of appropriate performance goals and performance periods as provided in section 162(m) of the Code. If restricted stock or performance units, measured with respect to the fair market value of our common stock, are granted, not more than 625,000 shares may be granted to an employee for any performance period. If performance units are measured with respect to other criteria, the maximum amount that may be paid to an employee with respect to a performance period is $1,000,000. The committee will certify and announce the results for each performance period to all participants immediately following the announcement of our financial results for the performance period. To the extent the committee does not certify that the performance goals have been met, the grants of restricted stock or performance units for the performance period will be forfeited.

TRANSFERABILITY OF GRANTS

     Generally, only a participant may exercise rights under a grant during his or her lifetime, and those rights may not be transferred except by will or by the laws of descent and distribution. When a participant dies, the personal representative or other person entitled to succeed to his or her rights may exercise those rights upon furnishing satisfactory proof of that person's right to receive the grant. The committee may nevertheless choose to provide with respect to grants of nonqualified stock options that a participant may transfer those grants to family members or other persons or entities. The committee may also permit the transfer of grants, other than incentive stock options, pursuant to a domestic relations order.

TERMINATION OF THE 1999 PLAN

     The board may amend or terminate the 1999 Plan at any time. The 1999 Plan will terminate, unless it is terminated earlier by the board or extended by the board with the approval of our stockholders, on April 21, 2009.

ADJUSTMENT PROVISIONS

     The committee will adjust the number and exercise price of outstanding grants, as well as the number and kind of shares available for grants and individual limits for any single participant under the 1999 Plan, to appropriately reflect any of the following events:

     - a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares;

     - a merger, reorganization or consolidation in which we are the surviving corporation;

     - a reclassification or change in par value;

     - any other extraordinary or unusual event affecting the outstanding common stock as a class without our receipt of consideration; or

     - a substantial reduction in the value of outstanding shares of common stock as a result of a spinoff or our payment of an extraordinary dividend or distribution.

REORGANIZATION; CHANGE IN CONTROL

     Unless the committee determines otherwise, upon a reorganization where we are not the surviving corporation, or we survive only as a subsidiary of another corporation, all outstanding stock options and SARs that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation.

     Unless the committee determines otherwise, a change of control will not result in the acceleration of exercisability of outstanding stock options or SARs, the removal of restrictions and conditions on outstanding restricted stock awards, or any accelerated payments in connection with outstanding performance units.

     However, the committee may elect to take any of the following actions:

     - require that participants surrender their outstanding options and SARs in exchange for a payment, in cash or common stock, in an amount equal to the amount by which the then fair market value subject to the grants exceeds the exercise price of the options or the base amount of the SARs or

     - terminate any or all unexercised options or SARs after giving participants an opportunity to exercise the options or SARs.

     The committee does not have the right to take any actions that would make the reorganization or change of control ineligible for pooling of interests accounting treatment or desired tax treatment if the reorganization or change of control would otherwise qualify for this treatment and we intend to use this treatment with respect to the transaction.

FEDERAL INCOME TAX CONSEQUENCES

     The current federal income tax treatment of grants under the 1999 Plan is described below. Local and state tax authorities also may tax incentive compensation awarded under the 1999 Plan. Because of the complexities involved in the application of tax laws to specific circumstances and the uncertainties as to possible future changes in those laws, we urge participants to consult their own tax advisors concerning the application of the general principles discussed below to their own situations and the application of state and local tax laws.

  Incentive Stock Options

     A participant will not recognize taxable income for the purpose of the regular income tax upon either the grant or exercise of an incentive stock option. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an incentive stock option is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment.

     If a participant disposes of the shares acquired under an incentive stock option after at least two years following the date of grant and at least one year following the date of exercise, the participant will recognize a long-term capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price. We will not be entitled to any tax deduction by reason of the grant or exercise of the incentive stock option.

     If a participant disposes of shares acquired upon exercise of an incentive stock option before satisfying both holding period requirements (known as a disqualifying disposition), the gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the lesser of the sale price or the fair market value of the shares on the date of exercise and the exercise price. We will be entitled to a federal income tax deduction in the same amount. The gain, if any, in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

     If a participant tenders shares of common stock received upon the exercise of an incentive stock option to pay the exercise price within either the two-year or one-year holding periods described above, the disqualifying disposition of the shares used to pay the exercise cost will result in income (or loss) to the participant and, to the extent of a recognized gain, a tax deduction to us. If, however, the holding period requirements are met and the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will recognize no gain or loss with respect to the surrendered shares and will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the participant's basis in the excess shares will equal the amount of cash paid by the participant upon the original exercise of the stock option, and the participant's holding period with respect to the excess shares will begin on the date the shares are transferred to the participant. The tax treatment described above for shares newly received upon exercise is not affected by using shares to pay the exercise price.

  Nonqualified Stock Options

     There are no federal income tax consequences to a participant or us upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price, and we will be entitled to a corresponding federal income tax deduction.

     If a participant surrenders shares to pay the exercise price, and the number of shares received on the exercise does not exceed the number of shares surrendered, the participant will recognize no gain or loss on the surrendered shares, and will have the same basis and holding period for the newly acquired shares as for the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the fair market value of the excess shares on the date of exercise, reduced by any cash paid by the participant upon exercise, will be includible in the gross income of the participant. The participant's basis in the excess shares will equal the sum of the cash paid by the participant upon the exercise of the stock option plus any amount included in the participant's gross income as a result of the exercise of the stock option.

     The committee may permit a participant to elect to surrender or deliver shares otherwise issuable upon exercise, or previously acquired shares, to satisfy the federal income tax withholding, subject to the restrictions set forth in the 1999 Plan. Such an election will result in a disposition of the shares which are surrendered or delivered, and an amount will be included in the participant's income equal to the excess of the fair market value of the shares over the participant's basis in the shares.

     Upon the sale of the shares acquired by the exercise of a nonqualified stock option, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the participant at the time of exercise of the nonqualified stock options).

  Restricted Stock

     A participant normally will not recognize taxable income upon the award of a restricted stock grant, and we will not be entitled to a deduction, until the stock is transferable by the participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock at that time, less any consideration paid by the participant for the shares, and we will be entitled to a federal income tax deduction in the same amount. A participant may, however, elect to recognize ordinary compensation income in the year the restricted stock grant is awarded in an amount equal to the fair market value of our common stock at that time less any consideration paid by the participant for the shares, determined without regard to the restrictions. In such event, we generally will be entitled to a corresponding federal income tax deduction in the same year. Any gain or loss recognized by the participant upon a subsequent disposition of the shares will be capital gain or loss. If, after making the election, any shares subject to a restricted stock grant are forfeited, or if the market value declines during the restriction period, the participant is not entitled to any tax deduction or tax refund if the participant does not recover any consideration paid by the participant for the restricted stock.

  Stock Appreciation Rights

     There are no federal income tax consequences to a participant or to us upon the grant of a SAR. Upon the exercise of a SAR, a participant will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the shares of common stock received upon exercise. We generally will be entitled to a corresponding federal income tax deduction at the time of exercise. Upon the sale of any shares acquired by the exercise of a SAR, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant at the time of exercise of the SAR).

  Performance Units

     A participant will not recognize any income upon the grant of a performance unit. At the time the committee determines an amount, if any, to be paid with respect to performance units, the participant will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the shares of common stock authorized for payment by the committee. We generally will be entitled to a corresponding federal income tax deduction. Upon the sale of any shares acquired, a participant will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the participant's adjusted tax basis in the shares (the amount of ordinary income recognized by the participant upon payment of the shares).

  Transfer of Stock Options

     The committee may permit participants to transfer nonqualified stock options to family members or other persons or entities, consistent with applicable law. The tax consequences of stock option transfers are complex and should be carefully evaluated by a personal tax advisor.

     Generally, a participant will not recognize income at the time the participant makes a gift of a nonqualified stock option to a family member or other person or entity. When the transferee later exercises the option, the participant (and not the transferee) must recognize ordinary income on the difference between the fair market value of the stock and the exercise price.

     For federal gift tax purposes, if the participant transfers an option before the option has become exercisable, the transfer will not be considered by the Internal Revenue Service to be a completed gift until the option becomes exercisable. Gifts of options may qualify for the $10,000 gift tax annual exclusion. If the participant dies after transferring an option in a completed gift transaction, the transferred option may be excluded from the participant's estate for estate tax purposes if the applicable estate tax requirements have been met.

  Tax Withholding

     All grants under the 1999 Plan are subject to applicable tax withholding requirements. We have the right to deduct from all grants paid in cash, or from other wages paid to a participant, any taxes required by law to be withheld with respect to the grant. If grants are paid in shares of our common stock, we may require a participant to pay the amount of any taxes that we are required to withhold or may deduct the amount of withholding taxes from other wages paid to the participant. If approved by the committee, the income tax withholding obligation with respect to grants paid in common stock may be satisfied by having shares withheld up to an amount that does not exceed the participant's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. Our obligations under the 1999 Plan are conditional upon the payment or arrangement for payment of any required withholding.

  Section 162(m)

     Under section 162(m) of the Code, we may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year. Total remuneration may include amounts received upon the exercise of stock options and SARs granted under the 1999 Plan, the value of shares subject to restricted stock grants when the shares become nonforfeitable (or such other time when income is recognized) and the amounts received pursuant to other grants under the 1999 Plan. An exception does exist, however, for "performance-based compensation." Grants of stock options and SARs generally will meet the requirements of "performance-based compensation." Restricted stock grants generally will not qualify as, and performance units may not qualify as, "performance-based compensation."

                                 OTHER BUSINESS

     The board is not aware of any other matter that may be presented for action at the Annual Meeting of Stockholders. Should any other matter requiring a vote of the stockholders arise, the enclosed proxy card gives authority to the persons listed on the card to vote at their discretion in our best interest.

     Representatives of KPMG LLP ("KPMG"), our independent certified public accountants, will be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representatives so desire. KPMG has audited our financial statements since 1996.

       STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS

     If you wish us to consider including a stockholder proposal in the proxy statement for the annual meeting in 2001, you must submit the proposal, in writing, so that our corporate secretary receives it no later than March 1, 2001. The proposal must meet the requirements established by the Securities and Exchange Commission. If you wish to present a proposal at the annual meeting in 2001 that has not been included in the proxy statement, the management proxies will be allowed to use their discretionary voting authority unless notice of your proposal has been received by our corporate secretary no later than May 15, 2000. Your proposal should be sent to: eMerge Interactive, Inc., Attention:
Corporate Secretary, 10315 102nd Terrace, Sebastian, Florida 32958.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of our Form 10-K/A accompanies this proxy statement. Upon written request, we will provide an additional Form 10-K/A copy or copies to any stockholder as of the record date. Such requests should be directed to: eMerge Interactive, Inc., Attention: Corporate Secretary, 10315 102nd Terrace, Sebastian, Florida 32958.

     We have chosen to mail our Financial Statements on Form 10-K/A with this proxy material to stockholders, such mailing to take place on or about June 29, 2000.

APPENDIX A
                           [eMERGE INTERACTIVE LOGO]
                              10315 102nd Terrace
                            Sebastian, Florida 32958

                                   PROXY CARD

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Charles L. Abraham and T. Michael Janney (together or individually referred to herein as the "Proxies"), or either of them, are hereby authorized, with full power of substitution, to represent and to vote the stock of the undersigned at the Annual Meeting of Stockholders of eMerge Interactive, Inc., or at any adjournment, upon such business as may properly come before the meeting, including the items set forth in the Proxy Statement. The Annual Meeting of Stockholders of eMerge Interactive, Inc. will be held on Wednesday, July 19, 2000, at 2:30 p.m., Eastern Daylight Savings Time, at the Desmond Great Valley Hotel and Conference Center, One Liberty Blvd., Malvern, PA, 19355.

ELECTION OF DIRECTORS

Nominees: Charles L. Abraham, John S. Scott, Ph.D., Douglas A. Alexander, Thomas C. Lynch, John W. Poduska, Sr., Ph.D., Anthony A. Ibarguen, Christopher
J. Davis

FOR the above slate of nominees:                     _____

WITHHELD for the above slate:                        _____

         If withheld for only part of the slate, please list the nominee(s) that you are NOT in favor of:

    ---------------------------------------------------------------

AMENDMENT TO THE EMERGE INTERACTIVE, INC. 1999 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT FROM 2,500,000 TO 4,000,000


FOR the amendment to increase the shares
available in the 1999 Equity Compensation Plan:               _____

AGAINST the amendment to increase the shares
available in the 1999 Equity Compensation Plan:               _____

ABSTAIN from the amendment to increase the
shares available in the 1999 Equity Compensation Plan:        _____

Your are encouraged to specify your choices by marking the appropriate box. This Proxy, when properly executed, is voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR THE AMENDMENT TO EMERGE INTERACTIVE, INC.'S 1999 EQUITY COMPENSATION PLAN TO INCREASE SHARES AVAILABLE FOR GRANT THEREUNDER. The Proxies cannot vote your shares unless you sign and return the Card. The Proxies are hereby authorized to voted upon such other business as may properly come before the meeting.

I plan to attend the meeting:       ____

Signature:                                         Date:
          ---------------------------------------       ------------
Signature:                                         Date:
          ---------------------------------------       ------------

APPENDIX B

                            EMERGE INTERACTIVE, INC.
                         1999 EQUITY COMPENSATION PLAN

         The purpose of the eMerge Interactive, Inc. 1999 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of eMerge Interactive, Inc. (the "Company") and its subsidiaries, (ii) individuals to whom an offer of employment has been extended, (iii) certain advisors who perform services for the Company or its subsidiaries, and (iv) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock and performance units. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

         1.       Administration

                  (a) Committee. The Plan shall be administered and interpreted by a committee appointed by the Board (the "Committee"). The Committee shall consist of two or more persons appointed by the Board, all of whom may be "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations and may be "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members or may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

                  (b) Committee Authority. The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, and (iv) deal with any other matters arising under the Plan.

                  (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2.       Grants

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), restricted stock as described in Section 6 (Restricted Stock"), stock appreciation rights as described in Section 7 ("SARs"), and performance units as described in Section 8 ("Performance Units") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Grant Instrument") or an amendment to the Grant Instrument. The Committee shall approve the basic form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3.       Shares Subject to the Plan

                  (a) Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 4,000,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall be 625,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options or SARs granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, or if any shares of Restricted Stock or Performance Units are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

                  (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split or combination or exchange of shares,
(ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4.       Eligibility for Participation

                  (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, individuals to whom an offer of employment has been extended ("New Hire"), and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Advisors who perform services to the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

                  (b) Selection of Grantees. The Committee shall select the Employees, New Hires, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, New Hires, Key Advisors, and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

         5.       Granting of Options

                  (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, New Hires, Non-Employee Directors, and Key Advisors.

                  (b) Type of Option and Price.

                      (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code, Nonqualified Stock Options that are not intended so to qualify, or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to

Employees. Nonqualified Stock Options may be granted to Employees, New Hires, Non-Employee Directors, and Key Advisors.

                      (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted, provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

                      (iii) If the Company Stock is publicly traded, then, except as otherwise determined by the Committee, the following rules regarding the determination of Fair Market Value per share apply:

                             (x) if the principal trading market for the
                      Company Stock is a national securities exchange or the Nasdaq National Market, the mean between the highest and lowest quoted selling prices on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or

                             (y) if the Company Stock is not principally
                      traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

                  (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

                  (d) Exercisability of Options.

                      (i) Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument or an amendment to the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

                      (ii) Notwithstanding the foregoing, the Option may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Non-Employee Director, or Key Advisor to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price, and any other restrictions the Committee determines to be appropriate.

                  (e) Termination of Employment, Disability or Death.

                      (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by the Company for any reason other than a "disability," death or "termination for cause," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                      (ii) In the event the Grantee ceases to be employed by the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company. In addition to the immediate termination of all Grants, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option, upon refund by the Company of the Exercise Price by the Grantee for such shares.

                      (iii) In the event the Grantee ceases to be employed by the Company because the Grantee is "disabled," any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                      (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination of employment specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date.

                      (v)    For purposes of Sections 5(e), 6, 7, and 8:

                             (A) "Company," when used in the phrase "employed
                      by the Company," shall mean the Company, its parent, and any subsidiary corporations.

                             (B) "Employed by the Company" shall mean employment
                      or service as an Employee, Key Advisor, or member of the Board (so that, for purposes of exercising Options and SARs and satisfying conditions with respect to Restricted Stock and Performance Units, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor, and member of the Board), unless the Committee determines otherwise. The Committee's determination as to a participant's employment or other provision of services, termination of employment or cessation of the provision of services, leave of absence, or reemployment shall be conclusive on all persons unless determined to be incorrect.

                             (C) "Disability" shall mean a Grantee's becoming
                      disabled within the meaning of section 22(e)(3) of the Code.

                             (D) "Termination for cause" shall mean the
                      determination of the Committee that any one or more of the following events has occurred:

                             (1) the Grantee's conviction of any act which
                      constitutes a felony under applicable federal or state law, either in connection with the performance of the Grantee's obligations on behalf of the Company or which affects the Grantee's ability to perform his or her obligations as an employee, board member or advisor of the Company or under any employment agreement, non-competition agreement, confidentiality agreement or like agreement or covenant between the Grantee and the Company (any such agreement or covenant being herein referred to as an "Employment Agreement");

                             (2) the Grantee's willful misconduct in connection
                      with the performance of his or her duties and responsibilities as an employee, board member or advisor of the Company or under any Employment Agreement, which willful misconduct is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

                             (3) the Grantee's commission of an act of
                      embezzlement, fraud or dishonesty which results in a loss, damage or injury to the Company;

                             (4) the Grantee's substantial and continuing
                      neglect, gross negligence or inattention in the performance of his or her duties as an employee, board member or advisor of the Company or under any Employment Agreement which is not cured by the Grantee within 10 days of his or her receipt of written notice thereof from the Committee;

                             (5) the Grantee's unauthorized use or disclosure or
                      any trade secret or confidential information of the Company which adversely affects the business of the Company, provided that any disclosure of any trade secret or confidential information of the Company to a third party in the ordinary course of business who signs a confidentiality agreement shall not be deemed a breach of this subparagraph;

                             (6) the Grantee's material breach of any of the
                      provisions of any Employment Agreement, which material breach is not cured by the Grantee within 10 days of his or her receipt of a written notice from the Company specifying such material breach; or

                             (7) the Grantee has voluntarily terminated his or
                      her employment or service with the Company and breaches his or her noncompetition agreement with the Company.

                  (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee:

                      (i)    in cash,

                      (ii) by delivering shares of Company Stock owned by the Grantee for the period necessary to avoid a charge to the Company's earnings for financial reporting purposes (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price,

                      (iii) after a Public Offering, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or

                      (iv) by such other method of payment as the Committee may approve.

                      Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 9) at the time of exercise.

                  (g) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

         6.       Restricted Stock Grants

         The Committee may issue or transfer shares of Company Stock to a Grantee under a Grant of Restricted Stock upon such terms as the Committee deems appropriate. The following provisions are applicable to Restricted Stock:

                  (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Restricted Stock Grants may be issued or transferred for consideration or for no consideration, as determined by the Committee. The Committee may establish conditions under which restrictions on shares of Restricted Stock shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Restricted Stock will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

                  (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Restricted Stock Grant and the restrictions applicable to such shares.

                  (c) Requirement of Employment. If the Grantee ceases to be employed by the Company (as defined in Section 5(e)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

                  (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Restricted Stock except to a Successor Grantee under Section 10(a). Each certificate for a share of Restricted Stock shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for shares of Restricted Stock until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Restricted Stock until all restrictions on such shares have lapsed.

                  (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Restricted Stock and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

                  (f) Lapse of Restrictions. All restrictions imposed on Restricted Stock shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Restricted Stock Grants, that the restrictions shall lapse without regard to any Restriction Period.

         7.       Stock Appreciation Rights

                  (a) General Requirements. The Committee may grant stock appreciation rights ("SARs") to a Grantee separately or in tandem with any Option (for all or a portion of the applicable Option). Tandem SARs may be granted either at the time the Option is granted or at any time thereafter while the Option remains outstanding; provided, however, that, in the case of an Incentive Stock Option, SARs may be granted only at the time of the Grant of the Incentive Stock Option. The Committee shall establish the base amount of the SAR at the time the SAR is granted. Unless the Committee determines otherwise, the base amount of each SAR shall be equal to the per share Exercise Price of the related Option or, if there is no related Option, the Fair Market Value of a share of Company Stock as of the date of Grant of the SAR.

                  (b) Tandem SARs. In the case of tandem SARs, the number of SARs granted to a Grantee that shall be exercisable during a specified period shall not exceed the number of shares of Company Stock that the

Grantee may purchase upon the exercise of the related Option during such period. Upon the exercise of an Option, the SARs relating to the Company Stock covered by such Option shall terminate. Upon the exercise of SARs, the related Option shall terminate to the extent of an equal number of shares of Company Stock.

                  (c) Exercisability. A SAR shall be exercisable during the period specified by the Committee in the Grant Instrument and shall be subject to such vesting and other restrictions as may be specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding SARs at any time for any reason. SARs may only be exercised while the Grantee is employed by the Company or during the applicable period after termination of employment as described in Section 5(e). A tandem SAR shall be exercisable only during the period when the Option to which it is related is also exercisable. No SAR may be exercised for cash by an officer or director of the Company or any of its subsidiaries who is subject to Section 16 of the Exchange Act, except in accordance with Rule 16b-3 under the Exchange Act.

                  (d) Value of SARs. When a Grantee exercises SARs, the Grantee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Company Stock or a combination thereof. The stock appreciation for a SAR is the amount by which the Fair Market Value of the underlying Company Stock on the date of exercise of the SAR exceeds the base amount of the SAR as described in Subsection (a).

                  (e) Form of Payment. The Committee shall determine whether the appreciation in a SAR shall be paid in the form of cash, shares of Company Stock, or a combination of the two, in such proportion as the Committee deems appropriate. For purposes of calculating the number of shares of Company Stock to be received, shares of Company Stock shall be valued at their Fair Market Value on the date of exercise of the SAR. If shares of Company Stock are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

         8.       Performance Units

                  (a) General Requirements. The Committee may grant performance units ("Performance Units") to a Grantee. Each Performance Unit shall represent the right of the Grantee to receive an amount based on the value of the Performance Unit, if performance goals established by the Committee are met. A Performance Unit shall be based on the Fair Market Value of a share of Company Stock or on such other measurement base as the Committee deems appropriate. The Committee shall determine the number of Performance Units to be granted and the requirements applicable to such Units.

                  (b) Performance Period and Performance Goals. When Performance Units are granted, the Committee shall establish the performance period during which performance shall be measured (the "Performance Period"), performance goals applicable to the Units ("Performance Goals") and such other conditions of the Grant as the Committee deems appropriate. Performance Goals may relate to the financial performance of the Company or its operating units, the performance of Company Stock, individual performance, or such other criteria as the Committee deems appropriate.

                  (c) Payment with respect to Performance Units. At the end of each Performance Period, the Committee shall determine to what extent the Performance Goals and other conditions of the Performance Units are met and the amount, if any, to be paid with respect to the Performance Units. Payments with respect to Performance Units shall be made in cash, in Company Stock, or in a combination of the two, as determined by the Committee.

                  (d) Requirement of Employment. If the Grantee ceases to be employed by the Company (as defined in Section 5(e)) during a Performance Period, or if other conditions established by the Committee are not met, the Grantee's Performance Units shall be forfeited. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

         9.       Qualified Performance-Based Compensation.

                  (a) Designation as Qualified Performance-Based Compensation. The Committee may determine that Performance Units or Restricted Stock granted to an Employee shall be considered "qualified performance-based compensation" under Section 162(m) of the Code. The provisions of this Section 9 shall apply to

Grants of Performance Units and Restricted Stock that are to be considered "qualified performance-based compensation" under Section 162(m) of the Code.

                  (b) Performance Goals. When Performance Units or Restricted Stock that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (i) the objective performance goals that must be met in order for restrictions on the Restricted Stock to lapse or amounts to be paid under the Performance Units, (ii) the Performance Period during which the performance goals must be met, (iii) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (iv) any other conditions, including without limitation provisions relating to death, disability, other termination of employment or Reorganization, that the Committee deems appropriate and consistent with the Plan and Section 162(m) of the Code. The performance goals may relate to the Employee's business unit or the performance of the Company and its subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

                  (c) Establishment of Goals. The Committee shall establish the performance goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (i) 90 days after the beginning of the Performance Period or (ii) the date on which 25% of the Performance Period has been completed, or such other date as may be required or permitted under applicable regulations under Section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

                  (d) Maximum Payment. If Restricted Stock, or Performance Units measured with respect to the fair market value of the Company Stock, are granted, not more than 625,000 shares may be Granted to any Grantee for any Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to an Employee with respect to a Performance Period is $ 1,000,000.

                  (e) Announcement of Grants. The Committee shall certify and announce the results for each Performance Period to all Grantees immediately following the announcement of the Company's financial results for the Performance Period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Restricted Stock or Performance Units for the Performance Period shall be forfeited.

         10.      Withholding of Taxes

                  (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company shall have the right to deduct from all Grants paid in cash, or from other wages paid to the Grantee, any federal, state or local taxes required by law to be withheld with respect to such Grants. In the case of Options and other Grants paid in Company Stock, the Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

                  (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option, SAR, Restricted Stock or Performance Units paid in Company Stock by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

         11.      Transferability of Grants

                  (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                  (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

         12.      Reorganization of the Company.

                  (a) Reorganization. As used herein, a "Reorganization" shall be deemed to have occurred if the stockholders of the Company approve (or, if stockholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company.

                  (b) Assumption of Grants. Upon a Reorganization where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options and SARs that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation.

                  (c) Other Alternatives. Notwithstanding the foregoing, in the event of a Reorganization, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Reorganization or such other date as the Committee may specify.

                  (d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Reorganization, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

         13.      Change of Control of the Company.

                  (a) As used herein, a "Change of Control" shall be deemed to have occurred if

                      (i)    Any "person" (as such term is used in Sections 13
(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing a majority of the voting power of the then outstanding securities of the Company except where the acquisition is approved by the Board; or

                      (ii) Any person has commenced a tender offer or exchange offer for a majority of the voting power of the then outstanding shares of the Company.

                  (b) Notice and Acceleration. Unless the Committee determines otherwise, a Change of Control shall not result in the acceleration of vesting of outstanding Options and SARs, the removal of restrictions and conditions on outstanding Restricted Stock grant, or any accelerated payments in connection with outstanding Performance Units.

                  (c) Other Alternatives. Notwithstanding the foregoing, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options and SARs in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and SARs exceeds the Exercise Price of the Options or the base amount of the SARs, as applicable, or (ii) after giving Grantees an opportunity to exercise their outstanding Options and SARs, terminate any or all unexercised Options and SARs at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

                  (d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

         14.      Right of First Refusal

         Prior to a Public Offering, if at any time an individual desires to sell, encumber, or otherwise dispose of shares of Company Stock distributed to him under this Plan, the individual shall first offer the shares to the Company by giving the Company written notice disclosing: (a) the name of the proposed transferee of the Company Stock; (b) the certificate number and number of shares of Company Stock proposed to be transferred or encumbered; (c) the proposed price; (d) all other terms of the proposed transfer; and (e) a written copy of the proposed offer. Within 30 days after receipt of such notice, the Company shall have the option to purchase all or part of such Company Stock at the same price and on the same terms as contained in such notice.

         In the event the Company (or a stockholder, as described below) does not exercise the option to purchase Company Stock, as provided above, the individual shall have the right to sell, encumber or otherwise dispose of his shares of Company Stock on the terms of the transfer set forth in the written notice to the Company, provided such transfer is effected within 30 days after the expiration of the option period. If the transfer is not effected within such period, the Company must again be given an option to purchase, as provided above.

         The Board, in its sole discretion, may waive the Company's right of first refusal pursuant to this Section 14 and the Company's repurchase right pursuant to Section 15 below. If the Company's right of first refusal or repurchase right is so waived, the Board may, in its sole discretion, pass through such right to the remaining stockholders of the Company in the same proportion that each stockholder's stock ownership bears to the stock ownership of all the stockholders of the Company, as determined by the Board. To the extent that a stockholder has been given such right and does not purchase his or her allotment, the other stockholders shall have the right to purchase such allotment on the same basis.

         On and after a Public Offering, the Company shall have no further right to purchase shares of Company Stock under this Section 14 and Section 15 below, and its limitations shall be null and void.

         Notwithstanding the foregoing, the Committee may require that a Grantee execute a stockholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan. Such agreement may provide that the provisions of this Section 14 and Section 15 below shall not apply to such Company Stock.

         15.      Purchase by the Company

         Prior to a Public Offering, if a Grantee ceases to be employed by the Company, whether terminated for cause or voluntarily, the Company shall have the right to purchase all or part of any Company Stock distributed to him under this Plan at the exercise price paid by the Grantee (unless otherwise determined by the Board or the Committee), and in all other cases at its then current Fair Market Value (as defined in Section 5(b)); provided, however, that such repurchase shall be made in accordance with applicable accounting rules to avoid adverse accounting treatment.

         16.      Requirements for Issuance or Transfer of Shares

                  (a) Stockholder's Agreement. The Committee may require that a Grantee execute a stockholder's agreement, with such terms as the Committee deems appropriate, with respect to any Company Stock distributed pursuant to this Plan.

                  (b) Limitations on Issuance or Transfer of Shares. No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

         17.      Amendment and Termination of the Plan

                  (a) Amendment. The Board may amend or terminate the Plan at any time.

                  (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

                  (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended in accordance with the Plan or may be amended by agreement of the Company and the Grantee consistent with the Plan.

                  (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

         18.      Funding of the Plan

         This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

         19.      Rights of Grantees

         Nothing in this Plan shall entitle any Grantee or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

         20.      No Fractional Shares

         No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

         21.      Headings

Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

         22.      Effective Date of the Plan

         Subject to the approval of the Company's stockholders, the Plan shall be effective on April 22, 1999.

         23.      Miscellaneous

                  (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or restricted stock grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

                  (b) Compliance with Law. The Plan, the exercise of Options and SARs and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                  (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.